SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April l7, 2002

                          Royal Acceptance Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-29797                                         22-3680581
(Commission File Number)                      (IRS Employer Identification No.)

90 Jericho Turnpike, Floral Park, New York                 11001
(Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 488-8600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Changes in Registrant's Certifying Accountant.

     (a)(1) As of April l7, 2002, the Registrant's Board of Directors, terminated Weinick Sanders Leventhal & Co., LLP (the "Former Accountant") as the Registrant's independent public accountants. The Former Accountant's reports on the Registrant's financial statements for the years ended December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than a qualification as to whether the Registrant will continue as a going concern. During the Registrant's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April l6, 2002, there were no disagreements between the Registrant and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the Former Accountant's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     (2) The Board of Directors of the Registrant has replaced the Former Accountant with Marcum & Kliegman LLP (the "New Accountant") as the principal accountant to audit the Registrant's financial statements for the year ended December 31, 2001. During the Registrant's two most recent fiscal years and the subsequent interim period prior to the Former Accountant's termination, the Registrant did not consult with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements. The New Accountant was engaged as of April l7, 2002.

     (3) During the interim period from the date of the Registrant's last audited financial statements to the date hereof, there were no procedures performed by the Former Accountant and the Registrant is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (4) The Registrant will file by amendment a letter from the Former Accountant addressed to the Securities and Exchange Commission stating whether the Former Accountant agrees with the Statements made by the Registrant in response to this Item.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     *Exhibit 16.1 Letter of Weinick Sanders Leventhal & Co., LLP regarding change in certifying accountant.

     * to be filed by Amendment.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROYAL ACCEPTANCE CORPORATION
                                             (Registrant)


Date: April 23, 2002                         By: /s/ Richard Toporek
                                                ---------------------
                                                 Richard Toporek
                                                 President, Secretary and
                                                 Director

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